                                                                [Execution Copy]

                                                                     EXHIBIT 4.2

       _________________________________________________________________


                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                         Dated as of December 5, 1996

                                    Between

                          RADNOR HOLDINGS CORPORATION
                             WINCUP HOLDINGS, INC.
                             WINCUP HOLDINGS, L.P.
                              SP ACQUISITION CO.
                         STYROCHEM INTERNATIONAL, INC.
                                      and
                         STYROCHEM INTERNATIONAL, LTD.

                                  as Issuers

                                      and

                        ALEX. BROWN & SONS INCORPORATED

                                      and

                        NATWEST CAPITAL MARKETS LIMITED

                             as Initial Purchasers

       _________________________________________________________________

                               TABLE OF CONTENTS

Page
----
1.   Definitions............................................................   1

2.   Exchange Offer.........................................................   5

3.   Shelf Registration.....................................................  10

4.   Additional Interest....................................................  12

5.   Registration Procedures................................................  14

6.   Registration Expenses..................................................  25

7.   Indemnification........................................................  26

8.   Rules 144 and 144A.....................................................  30

9.   Underwritten Registrations.............................................  30

10.  Miscellaneous..........................................................  30

     (a)  No Inconsistent Agreements........................................  30
     (b)  Adjustments Affecting Registrable Securities......................  31
     (c)  Amendments and Waivers............................................  31
     (d)  Notices...........................................................  31
     (e)  Successors and Assigns............................................  32
     (f)  Counterparts......................................................  33
     (g)  Headings..........................................................  33
     (h)  Governing Law.....................................................  33
     (i)  Severability......................................................  33
     (j)  Third Party Beneficiaries.........................................  33
     (k)  Entire Agreement..................................................  33
     (l)  Underwriting Agreement............................................  33
     (m)  Termination.......................................................  34

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


          This Exchange and Registration Rights Agreement (this "Agreement") is
                                                                 ---------
dated as of December 5, 1996 between Radnor Holdings Corporation, a Delaware corporation (the "Company"), WinCup Holdings, Inc., a Delaware corporation,
                  -------
WinCup Holdings, L.P., a Delaware limited partnership, SP Acquisition Co., a Delaware corporation, StyroChem International, Inc., a Delaware corporation and StyroChem International, Ltd., a Canadian corporation (collectively, the

"Guarantors" and together with the Company, the "Issuers") and Alex. Brown &
-----------                                      -------
Sons Incorporated and NatWest Capital Markets Limited (together, the "Initial
                                                                      -------
Purchasers").
----------

          This Agreement is entered into in connection with the Purchase Agreement, dated December 2, 1996, among the Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement") which provides for the sale by the
                         ------------------
Company to the Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 10% Senior Notes due 2003 (the "Notes") and the issuance by the
                                              -----
Guarantors of their respective guarantees with respect to the Notes (the

"Guarantees", and together with the Notes, the "Securities").  In order to
-----------                                     ----------
induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement by the Issuers is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

          The parties hereby agree as follows:

          1.   Definitions
               -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  See Section 4(a) hereof.
          -------------------

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the first introductory paragraph hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday
          ------------
which is not a "Federal holiday" (as such term is used in Rule 14d-1(c)(6) under the Exchange Act); references to "day" shall mean a calendar day.

          Company:  See the first introductory paragraph hereto.
          -------

          Effectiveness Date:  The 120th day after the Issue Date.
          ------------------

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Offer Registration Statement:  See Section 2(a) hereof.
          -------------------------------------

          Exchange Securities:  See Section 2(a) hereof.
          -------------------

          Filing Date:  The 60th day after the Issue Date.
          -----------

          Guarantors:  See the first introductory paragraph hereto.
          ----------

          Holder:  Any holder of a Registrable Security or Regis trable
          ------
Securities.

          Holders' Counsel:  See Section 5(a) hereof.
          ----------------

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of December 5, 1996 among the
          ---------
Company, the Guarantors and First Union National Bank, as Trustee, pursuant to which the Securities will be issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the first introductory paragraph hereto.
          ------------------

          Inspectors:  See Section 5(o) hereof.
          ----------

          Issue Date:  The date on which the Securities were originally issued
          ----------
under the Indenture.

          Issuers:  See the first introductory paragraph hereto.
          -------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Notes:  See the second introductory paragraph hereto.
          -----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, joint stock
          ------
company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Securities:  See Section 2(b) hereof.
          ---------------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC)) as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph hereto.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Securities:  Each Security upon original issuance of the
          ----------------------
Securities and at all times subsequent thereto, each Exchange Security as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Security upon original issuance thereof and at all times subsequent thereto, until in the case of any such Security, Exchange Security or Private Exchange Security, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Security, Exchange Security or such Private Exchange Security having been declared effective by the SEC and such Security, Exchange Security or Private Exchange Security, as the case may be, having been disposed of in accordance with such effective Registration Statement, (ii) such Security, Exchange Security or Private Exchange Security, as the case may be, having been sold pursuant to Rule 144 or being eligible for sale pursuant to paragraph (k) of Rule 144, (iii) such Security having been exchanged for an Exchange Security pursuant to an Exchange Offer which may be resold without restriction under state and Federal securities laws, or (iv) such Security, Exchange Security or Private Exchange Security, as the case may be, ceasing to be outstanding for purposes of the Indenture.

          Registration Default:  See Section 4(a) hereof.
          --------------------

          Registration Statement:  Any registration statement of the Issuers,
          ----------------------
including, but not limited to, the Exchange Offer Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for secondary offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  See the second introductory paragraph hereto.
          ----------

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Filing Date:  See Section 3(a) hereof.
          -----------------

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration Statement:  See Sections 3(a) and 3(b) hereof.
          ----------------------------

          Staff:  See Section 2(b) hereof.
          -----

          Subsequent Shelf Registration Statement:  See Section 3(b) hereof.
          ---------------------------------------

          TIA:  The Trust Indenture Act of 1939, as amended, and the rules and
          ---
regulations of the SEC promulgated thereunder.

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any subsequent indenture governing the Exchange Securities and/or Private Exchange Securities (if any).

          Underwritten registration or underwritten offering:  A registration
          --------------------------------------------------
pursuant to the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

          2.   Exchange Offer
               --------------

          (a) The Issuers shall file with the SEC, no later than the Filing Date, a registration statement under the Securities Act with respect to a registered offer to exchange (the "Exchange Offer") any and all of the
                                   -------- -----
Registrable Securities (other than Private Exchange Securities, if any) for a like aggregate principal amount of debt securities of the Company which are identical in all material respects to the Notes (the "Exchange Notes"), and
                                                      --------------
which will be fully and unconditionally guaranteed on the same basis as the Guarantees by the Guarantors (such guarantees, together with the Exchange Notes, the "Exchange Securities") except that the Exchange Securities shall have been
     -------------------
registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall be registered under the Securities Act on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") and
                                    -------------------------------------
shall comply with Regulation 14E and Rule 13e-4 under the Exchange Act (other than the filing requirements of Rule 13e-4). The Issuers shall use their best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date. Upon the Exchange Offer Registration Statement being declared effective, the Issuers will offer the Exchange Securities in exchange for surrender of the Registrable Securities. The Issuers will keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the commencement of the Exchange Offer. For purposes of this Section 2(a) only, if after such Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other similar order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period that such stop order, injunction or other similar order or requirement shall remain in effect. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the

Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities
Act) of the Exchange Securities, and that such Holder is not an affiliate of the Company or any of the Guarantors within the meaning of the Securities Act, or if it is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis,
                                                             ------- --------
solely with respect to Registrable Securities that are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Securities pursuant to Section 3 hereof (other than Private Exchange Securities and other than in respect of any Exchange Securities as to which Section 2(c)(iv) hereof applies). No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement certain information necessary to allow a broker-dealer who holds Securities that were acquired for its own account as a result of marketmaking activities or other ordinary course trading activities (other than Securities acquired directly from the Issuers or one of the Issuers' affiliates) to exchange such Securities pursuant to the Exchange Offer and to satisfy the prospectus delivery requirements in connection with resales of Exchange Securities received by such broker-dealer in the Exchange Offer, including a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the Division of Corporation Finance of the SEC (the "Staff") with respect to the potential "underwriter" status of any
              -----
broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or
                   ---------------------------
policies have been publicly disseminated by the Staff or such positions or policies, in the judgment of the Initial Purchasers and the Company, represent the prevailing views of the Staff, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, which prospectus delivery requirement may be satisfied by the delivery of the final Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also state that the delivery by a Participating Broker-Dealer of the final Prospectus relating to the Exchange Offer in connection with resales of Exchange Securities shall not be deemed to be an admission by such Participating Broker-Dealer that it is an "underwriter" within the meaning of the Securities Act, and shall contain all other information with respect to resales of the Exchange Securities by Participating Broker-Dealers that the SEC may require in connection therewith, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the principal amount of Exchange Securities held by any such Participating Broker-Dealer, except to the extent required by the Staff. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities. Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities must acknowledge that it will comply with any prospectus delivery requirements under the Securities Act in connection with any resale of Exchange Securities.

          The Issuers shall use their best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Securities; provided, however, that
                                                       --------  -------
such period shall not exceed 150 days after the Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
                                              -----------------

          If, prior to consummation of the Exchange Offer, either Initial Purchaser holds any Securities acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Issuers upon the request of the Initial Purchasers or any such Holder shall simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser and any such Holder, in exchange (the "Private Exchange") for such Securities
                                       ----------------
held by such Initial Purchaser and any such Holder, a like principal amount of debt securities of the Company and guarantees of the Guarantors with respect thereto that are identical in all material respects to the Exchange Notes and the guarantees with respect thereto, except for any such restrictions on transfer that, in the opinion of counsel for the Issuers, are required under the Securities Act (the "Private Exchange Securities"), and which are issued
                     ---------------------------
pursuant to the same indenture as the Exchange Securities; provided, however,
                                                           --------  -------
the Issuers shall not be required to effect such exchange if, in the written opinion of counsel for the Issuers (a copy of which shall be delivered to such Initial Purchaser and any Holder affected thereby), such exchange cannot be effected without registration under the Securities Act. The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

          Interest on the Exchange Securities and the Private Exchange Securities will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or
(ii) if the Securities are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Securities, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in The City of New York;

          (3) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Securities or a portion thereof exchanged;

          (4) notify each Holder that any Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the expiration of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (1) accept for exchange all Securities properly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Exchange Offer and any Private Exchange shall not be subject to any conditions, other than that the Exchange Offer or such Private Exchange, as the case may be, does not violate applicable law including, without limitation, the Securities Act or the Exchange Act, or any applicable interpretation of the Staff.

          The Exchange Securities and any Private Exchange Securities may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture (and that the Private Exchange Securities shall be subject only to any such restrictions on transfer that, in the opinion of counsel for the Issuers, are required under the Securities Act). The Indenture or such indenture shall provide that the Exchange Securities, any Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that neither the Exchange Securities, any Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter.

          (c) If (i) the Company determines in reasonably good faith that (x) because of any change in law or in the applicable interpretations of the Staff, the SEC is not likely to permit the Issuers to effect the Exchange Offer prior to the Effectiveness Date, or (y) that the Exchange Securities would not be tradeable upon receipt by the Holders that participate in the Exchange Offer without restriction under applicable state and Federal securities laws (other than due solely to the status of a Holder as an affiliate of the Company or any of the Guarantors within the meaning of the Securities Act or by breach by a Holder of its representation described in the third to the last sentence of
Section 2(a) hereof), (ii) the Exchange Offer is not consummated within 150 days after the Issue Date, (iii) any holder of Private Exchange Securities so requests, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and Federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company or any of the Guarantors within the meaning of the Securities Act or by breach by such Holder of its representation described in the third to the last sentence of Section 2(a) hereof) and so notifies the Company within 60 days after such Holder first becomes aware of any such restriction and concurrently therewith provides the Company with a reasonable basis for its conclusion, then, in the case of each of clauses (i), (ii), (iii) and (iv) of this sentence, the Issuers shall promptly deliver to the Holders of Registrable

Securities and the Trustee written notice thereof (the "Shelf Notice") and shall
                                                        ------------
file a Shelf Registration Statement pursuant to Section 3 hereof.

          3.   Shelf Registration
               ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a)  Shelf Registration.  The Issuers shall as promptly as practicable
               ------------------
file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Shelf Registration Statement"). If the Issuers shall not have filed an
      ----------------------------
Exchange Offer Registration Statement, the Issuers shall use their best efforts to file with the SEC the Shelf Registration Statement on or prior to the Filing Date. Otherwise, the Issuers shall use their best efforts to file with the SEC the Shelf Registration Statement on or prior to the 30th day after the delivery of the Shelf Notice (the "Shelf Filing Date"). The Shelf Registration Statement
                          -----------------
shall be on Form S-1 or another appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement or any Subsequent Shelf Registration Statement.

          The Issuers shall use their best efforts to cause the initial Shelf Registration Statement to be declared effective under the Securities Act on or before the 120th day after the Shelf Filing Date and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date which is 36 months from its effective date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such
                                                --------------------
shorter period ending when (i) all Registrable Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act.

          (b)  Subsequent Shelf Registrations.  If the initial Shelf
               ------------------------------
Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 15 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the then remaining Registrable Securities (a "Subsequent Shelf
                                                              ----------------
Registration Statement").  If a Subsequent Shelf Registration Statement is
----------------------
filed, the Issuers shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Shelf Registration Statement and any other Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration
                                                             ------------------
Statement" means the Shelf Registration Statement and any Subsequent Shelf
---------
Registration Statement.

          (c)  Supplements and Amendments.  The Issuers shall promptly
               --------------------------
supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities, and the Issuers agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (d)  Hold-Back Agreements
               --------------------

          (1)  Restrictions on Public Sale by Holders of Registrable Securities.
               ----------------------------------------------------------------
     Each Holder of Registrable Securities whose Registrable Securities are covered by a Shelf Registration Statement filed pursuant to this Section 3 (which Registrable Securities are not being sold in the underwritten offering described below) agrees, if requested (pursuant to a timely written notice) by the Issuers or the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Registrable Securities or a similar security of the Company, including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 20 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Shelf Registration Statement, to the extent timely notified in writing by the Issuers or by the managing underwriter or underwriters; provided, however, that each holder of Registrable Securities
                   --------  -------
     shall be subject to the holdback restrictions of this Section 3(d)(1) only once during the term of this Agreement.

          The foregoing provisions shall not apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in
                     --------  -------
     its request to participate in any such underwritten offering, not to effect any public sale or distribution of the class of securities covered by such Shelf Registration Statement (except as part of such underwritten offering) during such period unless it has provided 30 days' prior written notice of such sale or distribution to the Issuers or the managing underwriter or underwriters, as the case may be.

          (2)  Restrictions on the Issuers and Others.  The Issuers agree (A)
               --------------------------------------
     not to effect any public or private sale or distribution (including, without limitation, a sale pursuant to Regulation D under the Securities
     Act) of any securities of the same class as or similar to those covered by a Shelf Registration Statement filed pursuant to this Section 3, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning 20 days prior to, and ending 90 days after, the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter or underwriters of such distribution so requests; (B) to include in any agreements entered into by the Issuers on or after the date of this Agreement (other than any underwriting agreement relating to a public offering registered under the Securities Act) pursuant to which the Issuers issue or agree to issue securities of the same class as or similar to the Securities a provision that each holder of such securities that are of the same class as or similar to Securities issued at any time on or after the date of this Agreement agrees not to effect any public or private sale or distribution, or request or demand the registration, of any such securities (or any securities convertible into or exchangeable or exercisable for such securities) during the period referred to in clause (A) of this Section 3(d)(2), including any sale pursuant to Rule 144 or Rule 144A; and (C) not to grant or agree to grant any "piggy-back registration" or other similar rights to any holder of the Issuers' or any of their respective subsidiaries' securities issued on or after the date of this Agreement with respect to any Registration Statement.

          4.   Additional Interest
               -------------------

          (a) The Issuers and the Initial Purchasers agree that the Holders of Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers jointly and severally agree to pay, as liquidated damages and as set forth in the Indenture and the Notes, additional interest on the Notes ("Additional
                                                                ----------
Interest") under the circumstances and to the extent set forth below (each such
--------
event referred to in clauses (i) through (v) below, a "Registration Default"):
                                                       --------------------

               (i) if the Exchange Offer Registration Statement has not been filed on or prior to the Filing Date;

               (ii) if the Exchange Offer Registration Statement has not been declared effective on or prior to the Effectiveness Date;

               (iii) if the Exchange Offer has not been consummated within 150 days after the Closing Date;

               (iv) if the Shelf Registration has not been filed on or prior to the Shelf Filing Date or declared effective within 120 days following the delivery of the Shelf Notice, as the case may be; or

               (v) if (A) the Exchange Offer Registration Statement has been declared effective but ceases to be effective for a period of 15 consecutive days without being succeeded immediately by any additional Registration Statement filed with the SEC and declared effective at any time prior to the time that the Exchange Offer is consummated or (B) the Shelf Registration or any Subsequent Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period for a period of 15 consecutive days without being succeeded immediately by any additional Registration Statement filed and declared effective, then Additional Interest shall be accrued on the Notes over and above the interest rate then applicable to the Notes on each day during the first 90-day period immediately following the occurrence of such Registration Default, at a rate equal to 25 basis points (0.25%) per annum. The amount of Additional Interest will increase by an additional 25 basis points (0.25%) per annum during each subsequent 90-day period until the applicable Registration Statement is filed, the applicable Registration Statement is declared effective, the Exchange Offer is consummated or the applicable Registration Statement again becomes effective, as the case may be, provided, however, that the Additional Interest
                               --------  -------
rate on the Notes may not exceed 100 basis points (1.00%) per annum and, accordingly, the maximum interest rate on the Notes may not exceed 11%; and provided, further, that (1) upon the filing of the Exchange Offer Registration
--------  -------
Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement (in the case of (ii) above), (3) upon the consummation of the Exchange Offer (in the case of (iii) above), (4) upon the filing of the Shelf Registration or upon the effectiveness of a Shelf Registration, as applicable (in the case of (iv) above), or (5) upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of (v)(A) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (v)(B) above), the interest rate borne by the Notes, including Additional Interest, will be reduced by the amount of Additional Interest on the Notes as a result of such clause (i), (ii), (iii), (iv) or (v) (or the relevant subclause thereof), as the case may be.

          Notwithstanding the foregoing, the Issuers shall not be required to pay such Additional Interest with respect to the Registrable Securities held by a Holder if the applicable Registration Default arises from the failure of the Issuers to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 4 by reason of the failure of such Holder to provide such information as (i) the Company may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Company reasonably determines that such information is required to be included therein by applicable law, (ii) the NASD or the SEC may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder contained in the penultimate paragraph of Section 5 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

          (b) The Company shall notify the Trustee within three Business Days after each Registration Default (an "Event Date"). Any amounts of Additional
                                     ----------
Interest due pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 4(a) hereof will be payable in cash semi-annually on each June 1 and December 1 (to the holders of record on the May 15 and November 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes making up the Registrable Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

          5.   Registration Procedures
               -----------------------

          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuer shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder the Issuers shall:

          (a) Prepare and file with the SEC on or prior to the Filing Date (in the case of an Exchange Offer Registration Statement) or the Shelf Filing Date (in the case of a Shelf Registration Statement), a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing
                                     --------  -------
is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer

Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Par ticipating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, one counsel selected by the Holders of a majority in aggregate principal amount of the Registrable Securities (the "Holders' Counsel"), counsel for such Participating Broker-Dealer and the
-----------------
managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing, or such later date as is reasonable under the circumstances) and, in the event the Initial Purchasers are participating in such Registration Statement, use their best efforts to reflect in each such document, when filed with the SEC, such comments as the Initial Purchasers or their counsel may reasonably propose. The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement and the Holders' Counsel, or any such Participating Broker-Dealer and its counsel, as the case may be, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 promulgated under the Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC); and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus.

          The Issuers shall be deemed not to have used their best efforts to cause a Registration Statement to become effective or to keep a Registration Statement effective during the Applicable Period or the Effectiveness Period, as the case may be, if any of them voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless (i) such action is required by applicable law or (ii) such action is taken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers' obligations hereunder), including the acquisition or divestiture of assets.

          (c)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Registrable Securities and Holders' Counsel, or each such Participating Broker-Dealer and their counsel, as the case may be, and the managing underwriters, if any, promptly (but in any event within two Business
Days), (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference therein and exhibits thereto), (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities or resales of Exchange Securities by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) hereof, to the knowledge of the Company, cease to be true and correct in all material respects, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) of any request by the SEC or any state securities authority for amendments or supplements to the Registration Statement or Prospectus (including schedules and exhibits thereto), and (vii) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, use their best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 hereof and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), their counsel, such Holders, Holders' Counsel, any Participating Broker-Dealer or their counsel reasonably request to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities, Holders' Counsel and to each such Participating Broker-Dealer who so requests and its counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

          (g)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities and Holders' Counsel, or each such Participating Broker-Dealer and its counsel, as the case may be, and each underwriter, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to register and qualify, and to cooperate with the selling Holders of Registrable Securities and Holders' Counsel or each such Participating Broker-Dealer and its counsel, as the case may be, the managing underwriter or underwriters, if any, and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that
                                                         --------  -------
where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Issuers agree to cause the Issuers' counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement; provided, however, that none
                                                  --------  -------
of the Issuers shall be required to (A) qualify generally to do business in any jurisdiction where such Issuer is not then so qualified, (B) take any action that would subject such Issuer to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where such Issuer is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided, however, that none of the Issuers shall be required to (A)
           --------  -------
qualify generally to do business in any jurisdiction where such Issuer is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where such Issuer is not then so subject.

          (k)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to continue to be rated by the rating agencies which initially rated the Securities, during the period the Registration Statement is required to remain effective hereunder.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) obtain a CUSIP number for the Registrable Securities.

          (n) In connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all other actions in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the Holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to each Holder of such Registrable Securities and the underwriters covering the matters customarily covered in opinions given in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each selling Holder of such Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iv) if an underwriting agreement is entered into, the same shall contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section 7; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount of all of the Registrable Securities being sold and the managing underwriter or underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or any other agreement entered into by the Issuers. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during business hours,
     ----------
all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be
                                                        -------
reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however,
                                                          --------  -------
that all information shall be kept confidential by each such Inspector, except to the extent that (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder; provided, however, that prior notice be provided, to the
                   --------  -------
Company as soon as practicable and in any event not less than three business days before any such disclosure, of the potential disclosure of any information by such Inspector pursuant to clause (ii) or this clause (iii) to permit the Company to obtain a protective order (or waive the provisions of this Section 5(o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with an impairment of, or in derogation of, the rights and interests of the Holders or any Inspector, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential, shall be used only for due diligence purposes pursuant to this Section 5(o) and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

          (p) Provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer Registration Statement or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Use their best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Securities or Private Exchange Securities, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, subject to customary exceptions and qualifications.

          (s) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Securities that such Registrable Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

          (t) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of a Shelf Registration Statement, provide a reasonable number of copies of such document to the Initial Purchasers on behalf of the Holders of Registrable Securities covered thereby, and make available such of the representatives of the Company and its subsidiaries as shall be reasonably requested by such Holders or the Initial Purchasers on behalf of such Holders for discussion of such document.

          (u) Cooperate with each seller of Registrable Securities covered by any Registration Statement, Holders' Counsel and each underwriter, if any, participating in the disposition of such Registrable Securities and its counsel in connection with any filings required to be made with the NASD (including, without limitation, engaging and cooperating with a "qualified independent underwriter" if required by the Rules of Fair Practice and the By-Laws of the
NASD).

          (v) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Securities and/or Registrable Securities covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request, including, without limitation, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration

Statement or Shelf Registration Statement, as applicable) stating (A) that it is not an affiliate of any of the Issuers, within the meaning of the Securities Act, (B) that it is acquiring the Exchange Securities in the ordinary course of business, (C) the amount of Registrable Securities held by such Holder prior to the Exchange Offer and the amount of Registrable Securities owned by such Holder to be exchanged in the Exchange Offer, and (D) if such Holder is not a broker-dealer, that such Holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued, within the meaning of the Securities Act and if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Company may exclude from such registration the Registrable Securities of any seller or Participating Broker-Dealer who fails to furnish such information or to make such representations within a reasonable time after receiving such request. Each seller as to which any registration pursuant to a Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Securities and each Participating Broker-Dealer will agree by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be
-------
resumed, and has received copies of any amendments or supplements thereto. If so directed by the Company, each Holder will deliver to the Company all copies (other than permanent file copies then in such Holder's possession) of the Prospectus covering the Registrable Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

          6.   Registration Expenses
               ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne jointly and severally by the Issuers whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h) hereof, in the case of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Issuers and reasonable fees and disbursements of Holders' Counsel (subject to the provisions of Section 6(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties),
(x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Issuers shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration Statement for the reasonable fees and disbursements of Holders' Counsel (in addition to appropriate local counsel) and other reasonable out-of-pocket expenses of such Holders of Registrable Securities incurred in connection with the registration and sale of the Registrable Securities.

          7.   Indemnification
               ---------------

          (a) The Issuers jointly and severally agree to indemnify and hold harmless each Holder of Registrable Securities (including each Initial Purchaser, if such Initial Purchaser holds Registrable Securities or Private Exchange Securities for its own account) and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all
                                 -----------
losses, claims, damages and liabilities (including, without limitation, and subject to Section 7(c) below, any legal fees and other expenses reasonably incurred by such Participant in connection with preparing to defend, defending, investigating or appearing as a third-party witness in connection with any such action or claim), joint or several, caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto), or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission or alleged untrue statement or omission made in any Registration Statement or Prospectus, or amendment or supplement thereto, made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Issuers shall not be required to
                 --------  -------
indemnify any such Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, claim, damage, liability or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Securities or Exchange Securities which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus

(as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities or Exchange Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5 hereof.

          (b) The Issuers may require, as a condition to including any Registrable Securities or Exchange Securities in any Registration Statement filed pursuant to this Agreement that each Participant shall agree, severally and not jointly, to indemnify and hold harmless the Issuers, their respective officers and directors, and each Person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus or any amendment or supplement thereto. The liability of any Participant under such agreement shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Securities giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be instituted or asserted against any Person in respect of which indemnity may be sought pursuant to either of paragraph (a) or (b) above, such Person (the "Indemnified Person")
                                                        ------------------
shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing; provided, however, that the failure to so
 -------------------               --------  -------
notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). The Indemnifying Person, upon request of the Indemnified Person, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such action or proceeding. In any such action or proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate of either and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed promptly after receipt of the invoice therefor as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in aggregate principal amount of Registrable Securities and Exchange Securities sold by all such Participants and any such separate firm for the Issuers, their respective directors, their respective officers and such control Persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement or compromise includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding or such Indemnifying Person indemnifies the Indemnified Person in writing and posts a bond for an amount equal to the maximum liability for all such claims as contemplated above.

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is for any reason unavailable to (other than by reason of exceptions provided therein), or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other hand from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Participants on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (net of discounts and commissions but before deducting expenses) received by the Issuers bears to the total proceeds received by such Participant from the sale of Registrable Securities or Exchange Securities, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other hand, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal fees or other expenses reasonably incurred by such Indemnified Person in connection with defending or investigating any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by any party as a result of this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending such claim.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.   Rules 144 and 144A
               ------------------

          The Issuers covenant to file with the Trustee copies of the annual reports and of the information, documents and other reports which the Issuers may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, within 15 days after the Issuers are required to file the same with the SEC. If, during any period in which Registrable Securities are outstanding, the Issuers are not obligated to file annual reports, documents or other reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Issuers will furnish to the Trustee the same such annual reports documents or other reports as if the Issuers were so subject. The Issuers further covenant, for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A, unless the Issuers are then subject to Section 13 or 15(d) of the Exchange Act and reports filed thereunder satisfy the information requirements of Rule 144A(d)(4) as then in effect.

          9.   Underwritten Registrations
               --------------------------

          If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous
               -------------

          (a)  No Inconsistent Agreements.  The Issuers have not, as of the date
               --------------------------
hereof, and the Issuers shall not after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements. The Issuers have not entered and will not enter into any agreement with respect to any of their securities which will grant to any Person "piggy-back" registration rights with respect to a Registration Statement.

          (b)  Adjustments Affecting Registrable Securities.  The Issuers shall
               --------------------------------------------
not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Securities held by all Participating Broker-Dealers; provided,
                                                                  --------
however, that Section 7 hereof and this Section 10(c) may not be amended,
-------
modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

          (d)  Notices.  All notices and other communications (including without
               -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next day air courier or facsimile:

          (1) if to a Holder of the Registrable Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the securities registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                    Alex. Brown & Sons Incorporated
                    NatWest Capital Markets Limited
                    c/o Alex. Brown & Sons Incorporated
                    1290 Avenue of the Americas, 10th Floor
                    New York, NY  10107
                    Facsimile No.: (212) 227-2232
                    Attention: High Yield Department

                    with a copy to:

                    Milbank, Tweed, Hadley & McCloy
                    One Chase Manhattan Plaza
                    New York, New York  10005
                    Facsimile No.: (212) 530-5219
                    Attention:  Arnold B. Peinado, III

          (2) if to the Initial Purchasers, at the address specified in Section 10(d)(1) hereof;

          (3)  if to the Issuers, at the addresses as follows:

                    Radnor Holdings Corporation
                    Three Radnor Corporate Center, Suite 300
                    100 Matsonford Road
                    Radnor, PA  19087
                    Facsimile No: (610) 995-2697
                    Attention: Chief Financial Officer

                    with a copy to:

                    Duane, Morris & Heckscher
                    One Liberty Place, 42nd Floor
                    Philadelphia, PA  19103
                    Facsimile No: (215) 979-1020
                    Attention:  Thomas G. Spencer

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however,
                                                          --------  -------
that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assign holds Registrable Securities.

          (f)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (H)  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Third Party Beneficiaries. Holders of Registrable Securities and
               -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (k)  Entire Agreement. This Agreement, together with the Purchase
               ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          (l)  Underwriting Agreement.  Notwithstanding the provisions of
               ----------------------
Sections 3(d), 5, 6 and 7 hereof, in the event of a Shelf Registration pursuant to Section 3 hereof, to the extent that the Holders of Registrable Securities shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more matters addressed in such Sections with substantially similar effect, the provisions contained in such Sections addressing such matter or matters shall be of no force or effect with respect to the registration of securities being effected in connection with such underwriting or similar agreement.

          (m)  Termination.  This Agreement shall terminate and be of no further
               -----------
force or effect when there shall not be any Registrable Securities, except that the provisions of Sections 4, 6, 7, 10(h) and 10(j) hereof shall survive any such termination.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have executed this Exchange and Registration Rights Agreement as of the date first written above.


                              RADNOR HOLDINGS CORPORATION


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT


                              WINCUP HOLDINGS, INC.


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT


                              WINCUP HOLDINGS, L.P.


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT


                              SP ACQUISITION CO.


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT


                              STYROCHEM INTERNATIONAL, INC.


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT


                              STYROCHEM INTERNATIONAL. LTD.


                              By:/s/ MICHAEL T. KENNEDY
                                 -----------------------------
                                 Name: MICHAEL T. KENNEDY
                                 Title: PRESIDENT

                              ALEX. BROWN & SONS INCORPORATED


                              By:/s/ THOMAS J. HOPKINS
                                 ----------------------------
                                 Name: THOMAS J. HOPKINS
                                 Title: PRINCIPAL

                              NATWEST CAPITAL MARKETS LIMITED


                              By:/s/ ROGER W. HOIT
                                 ----------------------------
                                 Name: ROGER W. HOIT
                                 Title: DIRECTOR
                                        GLEACHER NATWEST